UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): March 10, 2005

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)

860-669-8630

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.

     On March 10, 2005, Connecticut Water Service, Inc. (the “Company”) announced that it and certain of its wholly-owned subsidiaries had entered into an agreement (the “Agreement”) to sell the assets of The Barnstable Water Company, the Company’s Massachusetts water utility subsidiary, and the assets of Barlaco, Inc., the Company’s Massachusetts real estate subsidiary, to the town of Barnstable, Massachusetts (the “Town”) in transactions with a total cash value of $11 million.

     The parties to the Agreement are the Company, the Town, The Barnstable Water Company, Barnstable Holding Company and Barlaco, Inc., three of the Company’s wholly-owned subsidiaries. A copy of the Agreement will be filed as an Exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2004, to be filed with the U.S. Securities and Exchange Commission later this month.

     A copy of the Company’s press release dated March 11, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

     On March 11, 2005, the Company issued a press release describing the Company’s preliminary financial results for the fiscal year ended December 31, 2004. A copy of this press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02 and set forth in the accompanying Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Exhibit
99.1	Company Press Release regarding Barnstable subsidiary asset sale agreement, dated March 11, 2005.
99.2	Company Press Release regarding preliminary financial results for the year ended December 31, 2004, dated March 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: March 15, 2005	By:	/s/ David C. Benoit

Name: David C. Benoit
Title: Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Company Press Release regarding Barnstable subsidiary asset sale agreement, dated March 11, 2005.	5
99.2	Company Press Release regarding preliminary financial results for the year ended December 31, 2004, dated March 11, 2005.	7